Lincoln Life Variable Annuity Account N
                                ChoicePlus Bonus

     Supplement Dated January 16, 2001 to the Prospectus Dated July 31, 2000


     This supplement describes certain changes to the Prospectus for Lincoln Life Variable Annuity Account N (ChoicePlus Bonus).

     Please review this supplement carefully and keep it with your Prospectus for reference.

     On page 16, under the section titled "Persistency credits," the first sentence is replaced in its entirety with the following:

     "Contractowners will also receive a persistency credit on a quarterly basis after the fourteenth contract anniversary. (PLEASE NOTE: THIS FEATURE MAY NOT BE AVAILABLE IN ALL STATES. PLEASE CHECK WITH YOUR BROKER TO DETERMINE IF THIS FEATURE IS AVAILABLE IN YOUR STATE.)"